UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported) March 28, 2001

Piccadilly Cafeterias, Inc.
(Exact name of registrant as specified in its charter)

Louisiana (State of incorporation)	1-11754 (Commission File Number)	72-0604977 (IRS Employer Identification No.)

3232 Sherwood Forest Boulevard, Baton Rouge, Louisiana (Address of principal executive offices)	70816 (Zip Code)

(225) 293-9440

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

On March 28, 2001, the Company issued a press release, filed herewith as Exhibit 99, announcing the appointment of a new President and Chief Operating Officer.

Item 7. Financial Statements and Exhibits.
(c)	Exhibits.
	99	Press Release dated March 28, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                      PICCADILLY CAFETERIAS, INC.

                                                                                      /S/ W. SCOTT BOZZELL
                                                                                     W. Scott Bozzell
                                                                                     Executive Vice President and Secretary

Date: March 29, 2001